UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 3, 2018

AMERICAN CAPITAL SENIOR FLOATING, LTD.

(Exact Name of Registrant as Specified in Charter)

Maryland	814-01025	46-1996220
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

245 Park Avenue, 42nd Floor, New York, NY	10167
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (212) 750-7300

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

In connection with the previously announced approval by the stockholders of American Capital Senior Floating, Ltd. (the “Company”) of the Plan of Complete Liquidation and Dissolution of the Company (the “Plan”), including the sale of all or substantially all of the Company’s assets and the dissolution of the Company pursuant to the Plan, on August 3, 2018, the Board of Directors of the Company (the “Board”) approved the voluntary delisting of the Company’s Common Stock, $0.01 par value per share (the “Common Stock”) from The NASDAQ Stock Market LLC (“NASDAQ”). On August 6, 2018, the Company provided notice to NASDAQ of its intent to voluntarily delist and deregister its Common Stock from NASDAQ. The Company intends to file a Form 25 with the Securities and Exchange Commission (the “SEC”) on or about August 16, 2018 to commence the delisting process. The Company expects that its delisting will become effective prior to the commencement of trading on or about August 27, 2018, at which time trading in the Common Stock will be indefinitely suspended. Additionally, on August 6, 2018, the Company issued a press release announcing the voluntary delisting. A copy of the Company’s press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 8.01. Other Events.

Initial Liquidating Distribution

On August 3, 2018, in connection with the Company’s sale of certain of the Company’s investments pursuant to the Plan, the Board approved an initial liquidating distribution of $8.80 per share (such distribution, the “Initial Liquidating Distribution”) to the Company’s stockholders of record as of the close of business on August 16, 2018 (the “Record Date”) in accordance with the Plan. The payment of the Initial Liquidating Distribution will be made on August 27, 2018.   In accordance with NASDAQ rules, the ex-dividend date will be August 28, 2018, the first business day following the payment date for the Initial Liquidating Distribution.

In addition to the sale of certain of its portfolio investments that have been completed, the Company has entered into contracts for the sale of all of its remaining portfolio investments but cannot assure you that these remaining sales will be consummated. After paying and/or maintaining reserves against all of the Company’s liabilities (including contingent liabilities), the Company intends to make one or more additional liquidating distributions of its remaining assets to its stockholders (collectively, “Additional Liquidating Distributions” and, together with the Initial Liquidating Distribution, “Total Liquidating Distributions”). Total Liquidating Distributions are estimated to be within a range of $12.33 to $12.46 per share as detailed below.

Based on the information currently available, the Company estimates that the aggregate amount to be received by stockholders pursuant to the Plan (including cumulative dividends already paid in May, June, July and August of 2018 (the “Cumulative Dividends Paid”), the Initial Liquidating Distribution and Additional Liquidating Distributions) will be between 97% to 98% of the Company’s net asset value (“NAV”) per share as of March 31, 2018 of $13.11, or within a range of $12.72 to $12.85 per share. These aggregate amounts include (a) the Cumulative Dividends Paid of $0.388 per share, (b) the Initial Liquidating Distribution of $8.80 per share and (c) Additional Liquidating Distributions, which the Company currently estimates will be within a range of $3.53 to $3.66 per share in the aggregate. The actual Additional Liquidating Distributions received by each stockholder could be more or less than the estimated ranges and the timing of such distributions is uncertain. The Company intends to complete the Additional Liquidating Distributions by September 30, 2018, or as soon as practicable thereafter.

On August 6, 2018, the Company issued a press release announcing the approval of the Initial Liquidating Distribution in connection with the Plan. A copy of the Company’s press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Forward-Looking Statements

This Form 8-K and the accompanying press release contain forward-looking information and statements. Forward-looking statements give the Company’s current expectations and projections relating to its liquidation, including statements reported in this Form 8-K and the accompanying press release regarding the timing and amount of the Initial Liquidating Distribution and Additional Liquidating Distributions. You can identify forward-looking statements by the fact that they do not relate strictly to historical or current facts. These statements may include words such as “anticipate,” “estimate,” “expect,” “project,” “plan,” “intend,” “believe,” “confident,” “may,” “should,” “can have,” “likely,” “future” and other words and terms of similar meaning in connection with any discussion of the timing or nature of future operating or financial performance or other events. Forward-looking statements are not guarantees of performance or results, and involve known and unknown risks, uncertainties (some of which are beyond the Company’s control), assumptions and other factors that may cause actual results or events to differ materially from those anticipated in such forward-looking statements. Should one or more of these risks or uncertainties materialize, the Company’s actual results may vary in material respects from those projected in any forward-looking statements. Any forward-looking statement made by the Company in this Form 8-K or the accompanying press release speaks only as of the date on which it is made. The Company undertakes no obligation to update any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by law.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release dated, August 6, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN CAPITAL SENIOR FLOATING, LTD.
Date: August 6, 2018

	By:	/s/ Penni F. Roll
	Name:	Penni F. Roll
	Title:	Chief Financial Officer